                                                                    Exhibit 10.2


DIGEX, INC with offices at 6800 Virginia Manor Road, Beltsville, Maryland 20705, hereinafter referred to as "DIGEX", and LCI International Telecom Corp. with offices at 8180 Greensboro Drive, Suite 800 McLean, Virginia 22102 hereinafter referred to as "LCI", agree that the following terms and conditions shall govern the sale and discounting of Products as herein defined.


1.         Definitions.
           -----------

1.1        Parties, Party. "Parties" means DIGEX and LCI, collectively.  "Party"
           --------------
           means either DIGEX or LCI.

1.2        Agreement.  "Agreement" means this Authorized LCI Agreement.
           ---------

1.3        Territory.  "Territory" is designated as Continental United States.
           ---------

1.4        Service(s).  The term "Service" or "Services" as used herein shall
           ---------
           mean one or more of the items listed on EXHIBIT "1" hereto, as changed from time to time in accordance with the provisions of this Agreement.

1.5        *           . The term        *           refers to the    *

           the Effective Date of the Agreement       *
                                                           .

1.6        *                . The term   *                     is defined as the
           cumulative time the     *               (as defined below) is
           *                                     (as defined in EXHIBIT "1")

1.7        Network Backbone. The term "Network Backbone" is defined as any
           ----------------
           network interconnection that exists between a DIGEX Internet gateway interconnection or Network Access Point ("NAP") and any DIGEX interconnection device(s).

2.         Appointment and Territory.
           -------------------------

2.1        Authorization. DIGEX hereby authorizes LCI to purchase wholesale
           -------------
           nationwide Internet access and market, distribute and solicit orders*

           for Services to LCI Customers (defined as customers of LCI
           *            ) subject to the terms and conditions of this Agreement.

2.2        Public Release of Information. No news releases, articles, brochures,
           -----------------------------
           advertisements, speeches or other informational releases concerning this Agreement, the terms contained herein, or the relationship of the Parties shall be made without written approval of LCI. DIGEX agrees to give LCI reasonable advance time for review of any material submitted to LCI for approval.

2.3        Non-Assignability.  The Parties' rights under this Agreement are
           -----------------
           non-transferable, and may not be assigned or sub-licensed without the prior written authorization of the other party, provided,
           *                                                  (as defined below)
           during the term of the Agreement, *
                                        . For purposes of this provision,


           *
                                                                        .

2.4        No Authority to Make Agreements. Except as expressly permitted
           -------------------------------
           herein, neither Party shall have the authority to make any agreement or incur any liability on behalf of the other party.
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

2.5        Reserved Rights.  DIGEX reserves the right to market the Services in
           ---------------
           any manner and without limitation both within and outside of the Territory.

3.         Effective Date and Term.
           -----------------------

3.1        Effective Date.  This Agreement shall be effective, after execution
           --------------
           by both Parties, on the commencement date specified herein.


3.2        Term. The *  term of this Agreement shall be for *    months from the
           ----
           commencement date specified herein.


3.3        *   .  LCI has option, exercisable in its sole discretion, to    *
           ----
                                giving DIGEX written notice of its election to
                *                                       . Any      *
           will not be  *                             .


4.         Port Acquisition and Revenue.
           ----------------------------

4.1        *            .  DIGEX shall deliver to LCI   *   at             *
           -------------
           of the Term setting forth: a) *
           or as appropriate, *                 , to the most   *          and;
           b) the applicable *  set forth in EXHIBIT 2 for    *      . For
           purposes of this Agreement, *
                                                as of such date           *
                        at the request of LCI and any other     *
           by LCI in DIGEX under the Agreement.

5.         Commitment
           ----------

5.1        Total Commitment. LCI hereby commits to purchase from DIGEX
           ----------------
           *                    of Services at the  *

                                received by LCI from DIGEX      *


                                during the Term.

5.2        LCI's satisfaction *                 will vary depending     *
           remaining as follows:

           a. Inclusive of      *       , LCI shall use         *
                        Services during         *               of the
              Agreement                 *                               , LCI
              shall             *
              of the Services and an    *
                                . LCI will                              *
                                .


           b. During    *                       , LCI shall             *
              Services          *                                       .
              If LCI    *               , LCI           *


                                                .



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           c. Finally, during   *                               , LCI shall
              *
                        Services described              *
                                . If LCI        *



                                        . LCI shall *
                                                                        .

6.         Responsibilities of LCI.
           ------------------------

6.1        LCI agrees to provide to DIGEX,   *                  , a    *
                                                (" * " is defined  *

                        . This  *  will initially be   *
                                conjunction with    *                   ;
           subsequently the    *
           during the Term of this Agreement    *
           the DIGEX's netowrk  *,              *
                                                .


6.2 LCI shall not use in its marketing effort any materials or make any warranties or representations to LCI Customers regarding the Services or DIGEX that are misleading or inaccurate, or otherwise not in accordance with DIGEX's specifications, unless approved in advance in writing by DIGEX.

6.3        LCI will  *
           for LCI Customers.


6.4        LCI will             *                                       and
           will be      *               for     *       marketing, sales and
           *            .

7.         Responsiblities of DIGEX.
           -------------------------

           DIGEX's responsibilities under this Agreement shall, in addition to any others contained herein, be as follows:

7.1        Provision of Service.  DIGEX will provide the Service for     *
           ---------------------
                                        and other areas within the coverage of
           DIGEX's network. The Service will be available following the successful placement into revenue service of a POP, completion, integration, and testing of the POP, and receipt by DIGEX of all necessary regulatory approvals, permits, licenses and certifications for the POP.

7.2        *                    .  DIGEX will provide LCI on    *      with
           the  *                       in reasonable detail sufficient  *

                                                        . DIGEX will provide
           *                    to LCI         *               and in  *
                                                         ; provided, however
           *            reserves the right to charge  *


           be made to   *         in the event that LCI requests that   *
                                                      . DIGEX will advise LCI
           and obtain LCI approval in writing of any such costs *       .

7.3        Deactivation of Internet Services.  DIGEX shall, upon receipt of
           ----------------------------------
           written notice from LCI requesting deactivation of Internet Services, promptly arrange for such deactivation, but LCI shall be liable for all charges for port fees for LCI, activated at LCI's request, until the end of the business day immediately following the date on which DIGEX receives notice from LCI to deactivate such Services.

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

7.4        DIGEX will provide to LCI upon LCI's request product training and
           technical assistance to LCI as required      *



                                                . DIGEX will provide, at a
           reasonable price, the necessary marketing and technical materials required to effectively market the DIGEX Service offerings.

7.5 DIGEX will provide the Services to LCI Customers comparable to or better than the services provided to other DIGEX customers.

7.6        DIGEX will           *


                                                .

7.7        DIGEX will   *


                                                .

7.8        DIGEX will *



                                        . LCI will have the right, but not the
           legal obligation, *



                                                .

7.9 DIGEX will be responsible for and shall pay the costs associated with carrying the access of Services, including the DS3 backhaul costs, for the following:

           a. The DIGEX POP to the internet Network Access Point ("NAP"); *

           b. *


7.10 DIGEX agrees to schedule any downtime maintenance at times which will minimize LCI Customer interruption. DIGEX will notify LCI of its downtime maintenance schedule, and upon reasonable request from LCI, DIGEX will re-schedule such maintenance at the convenience of LCI.

7.11       *                    .  DIGEX agrees to *

                                                        .

7.12 DIGEX shall not be responsible for the performance, maintenance, or ongoing support of customer premises equipment.

8.         Service integration.
           --------------------

8.1        *                    . The Parties shall     *
           the date of this Agreement,  *
                                                . The *
                                , at a minimum, the following:

           a. The *


                                                .

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

          b. *

                                        ;
          c. *

                                        ;
          d. *

                                        ;
          e. *

                                        ,subject to the provisions of this
                                        Agreement;
          f. Plans and procedures *

                                 .
          g. Such other procedures, policies, and matters as the Parties may agree upon in writing.

8.2       Subject to terms and conditions of the Agreement, including such
          charges as may be agreed upon by the Parties, the       *
          may include provisions for LCI to     *


                                                        .

9.         Fraud prevention.
           ------------------

9.1 The Services are provided subject to the condition that there will be no abuse or fraudulent use thereof. Abuse and fraudulent use include, but are not limited to, the following:

           a. Obtaining, interrupting, accessing, altering, or destroying, or attempting to obtain, interrupt, access, alter, or destroy, any files, programs, information and/or use of the Services of or by another DIGEX customer or user by rearranging, tampering with, or making connection to any facilities of DIGEX by any trick, scheme, false representation, or through any other fraudulent means or devices; or

           b. Assisting another to perform any of the acts prohibited in subparagraph a of this section 9.1.

9.2 LCI and DIGEX shall cooperate to prevent abuse or fraudulent usage of the Services, and LCI shall promptly terminate any LCI Customers, or participation in or access to the Services by its vendors after receipt of notice from DIGEX.


10.        Rates.
           -----

10.1 Rates and charges for the Services shall be as set forth in EXHIBIT "2", which is attached to and made a part of this Agreement.

10.2       *                    : DIGEX will    *
           ---------------------










                                                                       .

10.3       *               :   *                     , and upon not less than
           ----------------
           fifteen (15) days written notice to the other party, *




           DIGEX, as it deems desirable to conduct an audit of all books and records of DIGEX directly related to the status of LCI as a Most Favored Customer hereunder. LCI may cause any person or firm retained for this purpose to execute a non-disclosure agreement in favor of DIGEX. Such audit shall be conducted during regular business hours at the offices of the audited Party where such books and records are regularly maintained and shall be paid for by LCI.


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                                      -5-

10.4    *










                                        .

10.5    *










                                                    .


11      Billing of charges.
        -------------------

        LCI shall pay all charges for access to and use of the Services as set forth in this SECTION 11.

11.1    Monthly billing.
        ---------------

        Port and installation charges will be billed in arrears in the month following the month in which they are incurred. |For purposes of computing partial month charges for Port charges, each day is considered to be 1/30 (one-thirtieth) of a month for past charges. A first invoice may contain charges from a previous billing period for service provided from the date of installation through the current invoice period.

12.     Taxes.
        ------

        All rates set forth in this Agreement are exclusive of Applicable Taxes. For purposes of this Agreement, "Applicable Taxes" are taxes, assessments, surcharges, levies, or similar items assessed by a governmental body. LCI is liable for, and shall indemnify DIGEX from and against, all Applicable Taxes which may be passed directly through to LCI or LCI Customers, and all Applicable Taxes properly chargeable to LCI or LCI Customers with respect to DIGEX's provision of Service to LCI or relating to LCI's use, resale, or lease of the Service to LCI Customers or others, and/or any penalty and interest theron if assessed by the applicable governmental body. DIGEX will invoice LCI for such penalties and interest, and LCI shall pay such invoices in accordance with the provisions of SECTION 13 of this Agreement.

13.     Terms of payment.
        -----------------

13.1    Payment due date.  LCI shall pay to DIBEX all invoiced charges,
        -----------------
        including Applicable Taxes and any penalties and interest thereon, whether or not such charges have been paid to LCI by LCI Customers, within thirty (30) days of the date of invoice, without deduction or setoff. Payments received will be applied to the earliest outstanding amounts due under this Agreement.

13.2    Disputed amounts.  LCI shall notify DIGEX in writing within sixty (60)
        -----------------
        days after the date of invoice of any dispute or disagreement with invoiced charges. All disputed amounts resolved in LCI's favor will be credited against amounts owing on subsequent invoices.

14.     Record keeping and Audit.
        -------------------------

14.1    Maintenance of records.  As required by law, each party shall, directly
        -----------------------
        or through a third party service bureau, create and maintain full, complete and accurate records of business conducted pursuant to this

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                                     -6-

           Agreement, including but not limited to data relating to customer activations, deposits, port charges, invoices, payments, and Service credits.

15.        Service Credits
           ---------------

15.1 In the event of a service outage (as defined in Exhibit "1"), DIGEX will grant to LCI service credit(s) (as set forth in Exhibit "1")

16.        Termination by DIGEX.
           --------------------

           DIGEX may suspend or terminate the provision of the Service hereunder to LCI and/or terminate this Agreement without any liability to LCI or any third party in the event of a default by LCI. LCI shall be deemed to be in default under any of the following circumstances:

16.1 LCI fails to pay all charges hereunder, including, without limitation, all charges based on the Port Acquisition and Revenue Rates, within sixty (60) days after receipt of notice from DIGEX that the same are overdue; and

16.2 LCI fails, upon written notice from DIGEX, to terminate, as required under SECTION 16 of this Agreement, a customer or vendor that has made fraudulent use of or access to the Service or any other DIGEX facility; provided, however, such termination shall not violate any laws, statutes and regulations.

17.        Termination by LCI of the Agreement With or Without Cause.
           ---------------------------------------------------------

17.1       *

           *

           *

           *













17.2       With Cause:  In addition  to LCI's right to terminate for DIGEX's
           ----------
           breach of the terms and conditions of this Agreement including
           EXHIBIT 1, LCI may also terminate this Agreement, as expressly provided in EXHIBIT 1, without penalty or liability to DIGEX or any third party, if the following occurs: a) DIGEX breaches
                                         *
                                                                    DIGEX
           provides any information to, or makes any representations or warranties to, LCI in connection with the Service, or otherwise in connection with any information required to be provided by it hereunder, which proves to haver been false or misleading in any material respect as of the date provided or made.

18.        Termination by either party.
           ---------------------------

           Either DIGEX or LCI (the "Terminating Party") may terminate this Agreement and the use of the Services hereunder if the other party (the "Defaulting Party") is in default of the provisions of this Agreement including but not limited to the following:

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

18.1 Either party makes an unauthorized assignment of its rights, duties and/or obligations under this Agreement;

18.2       The Defaulting Party dissolves or liquidates;

18.3 The Defaulting Party becomes the subject of voluntary or involuntary bankruptcy, insolvency, reorganization or liquidation proceedings, makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they mature, or a receiver is appointed for any of its assets or properties, and the same is not dismissed, vacated, or stayed within thirty (30) days, or the party seeking to terminate has reason to believe that the commencement of any such proceeding or assignment for the benefit of creditors is imminent; or

18.4 Termination under this SECTION 18 shall be effective immediately upon receipt by the Defaulting Party of written notice of default, or at the end of such period as the Terminating Party may grant for the cure of the default; and the non-defaulting Party may pursue any remedies available to it in law or equity. If LCI terminates DIGEX under this Section, LCI will not have any financial obligations to DIGEX, including the payment of the Commitment.

19.        Termination Rights.
           -------------------

19.1 Upon any termination of the Service, DIGEX promptly shall refund or return to LCI, as appropriate, any payments and/or all deposits, letters of credit and other forms of security provided by LCI, less only such amounts as are due for use of the Service before termination and such other amounts as DIGEX reasonably shall determine are due and owing, or will become due and owing, from LCI. DIGEX shall pay LCI simple interest on the amount of any cash deposit so refunded from the date of its deposit with DIGEX to the date refunded at a per annum rate equal to the prime lending rate published in the "Money Rates" column of The Wall Street Journal as
                                                    -----------------------
           of the date of the termination of the Service.

19.2 Upon termination of this Agreement, DIGEX shall, at its expense, promptly return to LCI, including but not limited to, all copies of LCI Confidential Information, any marketing or other materials relating to LCI and any information regarding the internet protocol addresses for LCI customers.
                                                        .

19.3 Upon termination of this Agreement by LCI, with or without cause, DIGEX shall cooperate and assist LCI with the conversion of LCI Customers to the new Internet service provider.

19.4       *



20.        Delay in Commencement Date.
           ---------------------------

           If the Commencement Date is delayed beyond June 15, 1996, due to LCI, as determined by DIGEX in its reasonable discretion, either party may terminate its obligations under this Agreement on thirty (30) days' notice to the other party without liability hereunder.

21.        Non-Solicitation or Employees.
           ------------------------------

           In order to protect DIGEX's trade secrets and confidential information and to prevent the disclosure of important competitive information, LCI agrees that, during the term of this Agreement and for a period of six (6) months after its termination or expiration, it shall not, directly solicit employment of any person employed by DIGEX within the six-month period prior to the offer of employment. LCI agrees that this restriction is reasonable and necessary to protect proprietary information of DIGEX and, thus, a material term of this Agreement.

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

22.        Warranty Limitations.
           ---------------------

           a. DIGEX warrants that the Service furnished under the Agreement will be free from defects and delivered pursuant to the highest standards in the industry; and

           b. DIGEX had obtained and shall maintain full authority to grant the rights herein without the consent of any other person or entity.

                 THE EXPRESS WARRANTIES IN THIS AGREEMENT ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN ADDITION TO ALL OTHER REMEDIES AT LAW AND IN EQUITY AVAILABLE TO IT. LCI SHALL HAVE THE RIGHT TO SEEK REPLACEMENT OF THE DEFECTIVE MATERIALS OR A REFUND OF THE PAYMENTS MADE BY LCI TO DIGEX FOR THE AFFECTED SERVICES AFTER LCI HAS PROVIDED DIGEX WITH A THIRTY (30) DAY PERIOD TO CURE.

23.        Indemnification and Limitation of Damages.
           -----------------------------------------

           In light of the rapidly changing regulatory environment applicable to Services and the technological limitations involved in the provision of Services, DIGEX will NOT be responsible for the following, provided, however, DIGEX is in full compliance with all applicable laws and fully satisfying industry standards required of other Internet Service providers: (a) protecting from unauthorized access LCI Customers' transmissions facilities or LCI Customer-owned premise equipment, or for alteration, theft or destruction of LCI or LCI Customers' data files, programs, or information through any means; or
           (b) claims or damages caused by a LCI Customer (including relating to the transmissions or storage of defamatory content), to a third party through fault or negligence to perform LCI Customers' responsibilities; claims against a LCI Customer by any other party, or any act of omission of any third party furnishing services or products to LCI Customers.

           Subject to the limitations of the previous paragraph, DIGEX shall agree to indemnify and hold LCI harmless from and against claims, damages and liabilities (including reasonable attorney's fees and costs) asserted by a third-party which result directly from any Agreement or any of its representations, covenants or obligations as provided for in this Agreement, or from any act or omission of that party, its employees and agents.

           Notwithstanding anything to the contrary in this Agreement or the EXHIBITS or Appendices hereto, in no event will either party be liable to the other party for special, indirect or consequential damages, under any theory of recovery, unless such damages are part of an award to a third party for which indemnification is properly due hereunder.

24.        Compliance with Law.
           --------------------

           LCI and DIGEX shall comply with all applicable laws, statutes, and regulations relating to the performance of their respective duties and obligations under this Agreement.

25.        *

           *


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

      authority, information and assistance (at DIGEX's expense) for the defense of such a suit or proceeding, and DIGEX will pay all damages and costs awarded against LCI. LCI will have the right to participate in the selection of counsel and any settlement negotiations. If a claim of infringement occurs and the use of the Services is enjoined. DIGEX, at its expense, shall either (a) promptly replace and/or modify the Service(s) so that they become non-infringing; or (b) promptly contain the right for LCI to continue using the Service(s). In the event that DIGEX cannot satisfy (a) or (b) above, in addition to all other legal rights in law and equity available to LCI, DIGEX agrees to assist LCI in finding an alternative Internet service provider and to compensate LCI and its customers for the expenses associated in migrating the affected Service(s) to such new Internet services provider.

      EXCEPT AS EXPRESSLY SET FORTH HEREIN, DIGEX SHALL HAVE NO OTHER LIABILITY OR OBLIGATION TO LCI WITH RESPECT TO PATENT OR COPYRIGHT INFRINGEMENT MATTERS.

26.   General
      -------

26.1  Confidential Information. Should confidential or proprietary information
      ------------------------
      of either LCI or DIGEX be disclosed to the other party in the performance of this Agreement, the Party receiving such confidential or proprietary information (hereinafter "Recipient") hereby agrees to receive such information in confidence, and take such precautions as may be necessary to protect same from disclosure to others during the Term of this Agreement and for three (3) years following termination of this Agreement. Precautions taken shall be at least equivalent to Recipient's precautions with respect to its own confidential and proprietary information, but in no event less than a reasonable standard of care. ("Confidential Information" shall mean the proprietary and confidential data or information of a Party which is of tangible or intangible value to that Party and is not public information or is not generally known or available to that Party's competitors but is known only to that Party and those of its employees, independent contractors, consultants, customers or agents to whom it must be confidential in order to apply it to the uses intended, including, without limitation, information regarding that party's customers or prospective customers, marketing methods and business plans gained by the other Party.) Confidential Information shall not include information which (i) at the time of disclosure to Recipient is in the public domain through no acts or omission of Recipient, (ii) as shown by written records, as already known by Recipient, (iii) is revealed to Recipient by a third party who does not thereby breach any obligation of confidentiality and who discloses such information in good faith; or (iv) is disclosed pursuant to a legal obligation to disclose same to any governmental entity or pursuant to judicial or quasi judicial action (so long as Recipient gives disclosing Party prompt written notice sufficient to allow disclosing Party to seek a protective order or other appropriate remedy.) Recipient agrees to disclose only such confidential information as is legally required and will use its best efforts to obtain confidential treatment for any confidential or proprietary information so disclosed.

26.2 Each party acknowledges that the disclosing Party's information is proprietary, and agrees, that in the event of an unauthorized disclosure, the disclosing Party is entitled to seek equitable relief, including without limitation, specific performance and injunctions, in addition to any other remedies at law or equity.

26.3 Arbitration. All disputes concerning the terms and conditions of this Agreement shall be subject to binding arbitration of the American Arbitration Association ("AAA") subject to the rules of the AAA then in effect. The AAA shall decide, as required, on the number and identity of the arbitrators and the place of the arbitration. Judgement upon the award rendered in any arbitration may be entered in any court having jurisdiction of the matter.

26.4 Attorney's Fees. If any arbitration, litigation, or other legal proceeding occur between the Parties relating to this Agreement, the prevailing Party shall be entitled to recover (in addition to any other relief

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                                     -10-
      awarded or granted) its reasonable costs and expenses, including attorneys' fees, incurred in the proceeding.

26.5  Notices. Unless otherwise expressly provided for, all notices, requests,
      -------
      demands, consents or other communications required or pertaining to this Agreement must be in writing and must be delivered personally or sent by certified or registered mail (postage prepaid and return receipt requested) to the other Party at the address set forth below (or to any other address given by either Party to the other Party in writing):

      TO:  DIGEX-Private Network Group
           6800 Virginia Manor Road
           Beltsville, Maryland 20705
           Attention: DIGEX/LCI PNC Senior Account Manager

      TO:  LCI International Telecom Corp.
           8180 Greensboro Drive, Suite 800
           McLean, Virginia 22102
           Attention: General Counsel

      In case of mailing, the effective date of delivery of any notice, demand, or consent shall be considered to be five (5) days after proper mailing.

26.6  Waiver and Amendment. No waiver, amendment, or modification of this
      --------------------
      Agreement shall be effective unless in writing and signed by the Party against whom the waiver, amendment, or modification is sought to be enforced. No failure or delay by either Party in exercising any right, power or remedy under this Agreement shall operate as a waiver of the right, power or remedy.

26.7  Benefit.  Subject to the restrictions in this Agreement on the assignment
      -------
      by LCI, this Agreement is binding upon and insures to the benefit of the successors and assigns of the Parties.

26.8  No Third Parties' Rights. This Agreement is not for the benefit of any
      ------------------------
      third party and shall not be deemed to grant any right or remedy to any third party, whether or not referred to in this Agreement.

26.9  Headings. The SECTION and paragraph headings of this Agreement are
      --------
      intended as a convenience only, and shall not affect the interpretation of its provisions.

26.10 Singular and Plural Terms. Where the context of this Agreement requires,
      -------------------------
      singular terms shall be considered plural and plural terms shall be considered singular.

26.11 Severablility. If any provision(s) of this Agreement is finally held by a
      -------------
      court or arbitration panel of competent jurisdiction to be unlawful, the remaining provisions of this Agreement shall remain in full force and effect to the extent that the intent of the Parties can be enforced.

26.12 Governing Law and Forum. The validity construction, and performance of
      -----------------------
      this Agreement is governed by the laws of New York. LCI agrees that this Agreement is considered to be entered into New York, and that all obligations of DIGEX under this Agreement are incurred in and are to be performed in New York. The Parties consent to personal jurisdiction in New York with respect to any arbitration or suit brought relating to this Agreement. The Parties waive all objections to venue to the extent permitted by law.

26.13 Relationship of the Parties. This Agreement does not constitute a
      ---------------------------
      partnership agreement, nor does it create a joint venture or agency relationship between the Parties.

26.14   Survivorship. All obligations and duties hereunder which shall by their
        ------------
        nature extend beyond the expiration or termination of this Agreement, including 21,22,23,24,25, and 26 shall survive and remain in effect beyond any expiration or termination hereof.

26.15   Force Majeure. Neither Party shall be responsible for any delay or
        -------------
        failure in performance of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, action of civil or military authority, or act of God. In the event of any such delay, the time of performance that was delayed for such causes will be extended for a period equal to the time lost by reason of the delay.

26.16   Conflicting Terms. The Parties agree that the terms and conditions of
        -----------------
        this Agreement shall prevail, notwithstanding the contrary or additional terms, in any purchase order, sales acknowledgement, confirmation or any other document issued by either Party effecting the purchase and/or sale of Services.

26.17   Entire Agreement. This Agreement, including all appendices, constitutes
        ----------------
        the complete and final Agreement between the Parties, and supercedes all prior negotiations and agreements between the Parties concerning its subject matter. This Agreement may be executed in counterparts, all of which, when taken together, shall constitute one original Agreement.

26.18   Escalation Procedures. Any customer service or operational system
        ---------------------
        problems will be handled by DIGEX in accordance with EXHIBIT "3".

IN WITNESS WHEREOF, the Parties have duly executed this Agreement this 29th day
                                                                       ----
of May, 1996.
   ---
Digital Express Group, Inc.             LCI International Telecom Corp.

By: /s/ ANTHONY D. ALBERICO, JR.        By: /s/ LAWRENCE J. BOWMAN
   -----------------------------           -----------------------------
   Anthony D. Alberico, Jr.

Title: Director of Sales                Title: SVP Technology
      --------------------------              --------------------------

Date: May 29 / 96                      Date: 5/29/96
     ---------------------------            ----------------------------

                                   Exhibit I
--------------------------------------------------------------------------------

                          PERFORMANCE SPECIFICATIONS
                          --------------------------


                                     *































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*Confidential treatment
 Material omitted and filed separately with the Commission.

                                   Exhibit I
--------------------------------------------------------------------------------
                                      *
                                -----------------

*


                                        .

Definitions

The following terms as used in the Agreement have the following meaning:

A. Month  -  A month is equivalent to a calendar month of the Term.

B. *                                            .

C. *                    The ability     *                               .

D. Customer  *                                                  .

E. customer  *                                                  .

F. *                                            .

G. *                                            .

I.      Provisioning

A.1. DIGEX will provide to LCI the services identified in Exhibit "2" (the "Services") at the corresponding rates (the "Rates") attached thereto.

A.2     *

*


                                                                .

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*Confidential treatment
 Material omitted and filed separately with the Commission.

                                   Exhibit 1
-------------------------------------------------------------------------------



                                       *





























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

                                   Exhibit 1
--------------------------------------------------------------------------------
        b) All LCI Customers    *


                                        .

II.  Maintenance

The Parties shall perform the following maintenance:

B.1     Customer Service Support Trouble Resolution
        a)      *

                                                .
                1. *
                2. *
                3. *
                4. *
                5. *

        b)      *

                1. *
                2. *
                3. *
                4. *

        c)      *

B.2     Time to Repair Standards
        a)      *

                1. *
                2. *
                3. *

        b)      *
                1. *
                2. *


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*Confidential treatment
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

                                   Exhibit 1
--------------------------------------------------------------------------------

                        3. All other Service Repair: two (2) hours.

                c).     *

                d).     DIGEX shall  *

                                                .

III.    Service Performance Guarantees.

Network-Level Measurements.

C.1.            *






                                                        .

C.2.            *






                                                        .

C.3.            *







                                                        .

*


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*Confidential treatment
 Material omitted and filed separately with the Commission.

                           (Exhibit 2 Page 1 of 5)

DIGEX's LCI Price - Schedule II-A
DIGEX Port & Installation Fees



                                       *





























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*Confidential treatment
 Material omitted and filed separately with the Commission.

                                     DIGEX

                           (Exhibit 2  Page 2 of 5)



                                       *





























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

Appendix B                       (Exhibit 2 Page 3 of 5)


  DIGEX's LCI Price - Schedule III - A
  DIGEX Part & Installation Fees



                                       *






























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*Confidential treatment
 Material omitted and filed separately with the Commission.

Appendix B
                                                           Exhibit 2 Page 4 of 5


                                       *






























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*Confidential treatment
 Material omitted and filed separately with the Commission.

DIGEX's LCI Price - Schedule 1-C
DIGEX's Firewall/Software Services






























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*Confidential treatment
 Material omitted and filed separately with the Commission.

                           (Exhibit 3  Page 1 of 2)






























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*Confidential treatment
 Material omitted and filed separately with the Commission.

                            (Exhibit 3 page 2 0f 2)
                                                 DIGEX PNC Escalation Procedures
--------------------------------------------------------------------------------































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*Confidential treatment
 Material omitted and filed separately with the Commission.